UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2007

eMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on February 14, 2007, eMerge Interactive, Inc. (“eMerge”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach Division (the “Bankruptcy Court”) (Case Number 9:07-BK-10932-SHF).

On April 5, 2007, eMerge filed a Plan of Liquidation, as modified on May 18, 2007, (the “Modified Plan”) with the Bankruptcy Court, and on May 22, 2007, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Modified Plan. A copy of the Confirmation Order and a copy of the Modified Plan, as confirmed by the Bankruptcy Court, are attached as Exhibits 2.01 and 2.02, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions of the Confirmation Order and the Modified Plan set forth herein are qualified in their entirety by reference to Exhibits 2.01 and 2.02, respectively.

Upon entry of the Confirmation Order by the Bankruptcy Court, eMerge’s 4,052,289 issued shares of common stock were extinguished pursuant to the Modified Plan. No shares of stock are being reserved for future issuance in respect of claims and interests filed and allowed under the Modified Plan. Thus, the aggregate total of eMerge’s issued and outstanding shares of stock and the shares of stock being reserved for future issuance in respect of claims and interests filed and allowed under the Modified Plan equals zero.

On May 23, 2007, eMerge filed a monthly financial report for April 2007 with the Bankruptcy Court (the “April 2007 Financial Report”). The April 2007 Financial Report provides the most current available information as to the assets and liabilities of eMerge. A copy of the April 2007 Financial Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the April 2007 Financial Report set forth herein is qualified in its entirety by reference to Exhibit 99.1.

The following is a summary of the material terms of the Modified Plan as it was confirmed by the Bankruptcy Court. This summary highlights only certain provisions of the Modified Plan and is not a complete description of that document. Therefore, this summary is qualified in its entirety by reference to the Modified Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Modified Plan.

Overview of the Modified Plan - The Modified Plan calls for liquidation of all assets of eMerge and the distribution of the proceeds, as available, to eMerge’s creditors and stockholders in accordance with the priorities set forth in the Bankruptcy Code. The proceeds of this liquidation will be used to pay the outstanding Claims against eMerge in accordance with the classification and order of priority of these Claims under the Modified Plan.

Classification and Treatment of Claims under the Modified Plan - In addition to Administrative Claims and Tax Claims, all Claims and Interests under the Modified Plan are divided into the following three classes, which shall be mutually exclusive:

Class 1 - Priority Wage, Vacation, Severance and Benefit Claims - The Class 1 Claims consist of the Allowed Priority Wage, Vacation, Severance and Benefit Claims, which are entitled to priority treatment under Section 507(a)(4) of the Bankruptcy Code. Any such Claims which are or become Allowed and which fall into the priorities accorded Bankruptcy Code Section 507(a)(4), will be paid from the Distribution Funds after the Allowed Administrative Claims and Allowed Priority Tax Claims have been fully satisfied.

Class 2 - General Unsecured Claims - The Class 2 Claims consist of all Allowed Unsecured Claims, including remaining vacation and severance Claims not entitled to priority under Bankruptcy Code Section 507(a)(4). After payment in full of all Allowed Administrative Claims, Allowed Priority Claims and Allowed Class 1 Claims, the Distribution Funds will be distributed pro rata to the Holders of Allowed Class 2 Claims.

Class 3 - All Equity Interests - The Class 3 Claims consist of any and all Equity Interests in eMerge. After Payment in full of all Allowed Administrative Claims, Allowed Priority Claims, Allowed Class 1 Claims and Allowed Class 2 Claims, any remaining amounts from the Distribution Funds will be distributed to Holders of Allowed Class 3 Interests. However, eMerge does not anticipate a distribution will be made to the Holders of Class 3 Interests.

A copy of the press release announcing the entry of the Confirmation Order by the Bankruptcy Court is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Modified Plan, upon entry of the Confirmation Order by the Bankruptcy Court, any and all issued shares of eMerge common stock and options and warrants to purchase eMerge common stock were extinguished. On May 23, 2007, eMerge intends to file a Form 15 with the United States Securities and Exchange Commission to terminate the registration of its common stock and to suspend its reporting obligations under the Securities Exchange Act of 1934 pursuant to Rule 12g-4(a)(1)(i). A copy of the press release announcing the Company’s intent to file a Form 15 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01	Other Events.

As previously disclosed, during the pendency of the bankruptcy proceedings for eMerge, the Company adopted a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month the Company will file with the Securities and Exchange Commission a current report on Form 8-K that will have attached to it the monthly financial reports required by the Bankruptcy Court. A copy of the Company’s financial report for April 2007, as filed with the Bankruptcy Court on May 23, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the financial report for April 2007 set forth herein is qualified in its entirety by reference to Exhibit 99.1. A copy of eMerge’s amended financial report for March 2007, as filed with the Bankruptcy Court on May 23, 2007, is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The description of the amended financial report for March 2007 set forth herein is qualified in its entirety by reference to Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.01	Confirmation Order entered by the Bankruptcy Court on May 23, 2007.
2.02	Plan of Liquidation of eMerge Interactive, Inc. as confirmed by the Bankruptcy Court on May 23, 2007.
99.1	eMerge Interactive, Inc. April 2007 monthly financial report as filed with the Bankruptcy Court on May 23, 2007.
99.2	Press Release, issued by eMerge Interactive, Inc. on May 23, 2007, announcing Confirmation of the Plan of Liquidation and its intent to file a Form 15 with the SEC on May 23, 2007.
99.3	eMerge Interactive, Inc. amended March 2007 monthly financial report as filed with the Bankruptcy Court on May 23, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 23, 2007

eMerge Interactive, Inc.

By:	/s/ DAVID C. WARREN
David C. Warren
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.:	Description:

2.01	Confirmation Order entered by the Bankruptcy Court on May 23, 2007.

2.02	Plan of Liquidation of eMerge Interactive, Inc. as confirmed by the Bankruptcy Court on May 23, 2007.

99.1	eMerge Interactive, Inc. April 2007 monthly financial report as filed with the Bankruptcy Court on May 23, 2007.

99.2	Press release, issued by eMerge Interactive, Inc. on May 23, 2007, announcing Confirmation of the Plan of Liquidation and its intent to file a Form 15 with the SEC on May 23, 2007.

99.3	eMerge Interactive, Inc. amended March 2007 monthly financial report as filed with the Bankruptcy Court on May 23, 2007.

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